EXHIBIT 10.1

 Agreement and Plan of Reorganization dated as of June 23, 1995, among the Company, Russco Resources, Inc., Scott R. Jensen and
                Specialized Health Products, Inc.

   (Incorporated by reference to Exhibit 2.1 of the Company's current Report of Form 8-K, dated July 28, 1995)